UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

 DATE OF REPORT (Date of earliest event reported): February 17, 2026
MUELLER WATER PRODUCTS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32892	20-3547095
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1200 Abernathy Road N.E.
Suite 1200
Atlanta, Georgia 30328
(Address of Principal Executive Offices)
(770) 206-4200
(Registrant’s telephone number, including area code)
Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MWA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 17, 2026, the Compensation and Human Resources Committee of the Board of Directors (the “Board”) of Mueller Water Products, Inc. (the “Company”) recommended, and the Board approved, the appointment of Scott Floyd as the Company’s Executive Vice President and Chief Commercial Officer, effective February 23, 2026. This change resulted from the Company’s continued implementation of its management development and succession plans and is intended to continue to position the Company for long-term success.
Mr. Floyd, age 56, has served as the Company’s Senior Vice President, Sales and Marketing since March 2024. He previously served as the Company’s Senior Vice President, Water Flow Solutions from October 2021 to March 2024, as Senior Vice President, Infrastructure from June 2020 to September 2021, and as Vice President and General Manager – Specialty Valves from February 2019 to May 2020. Prior to that, Mr. Floyd served in a number of positions of increasing responsibility with the Company since 1998.
In connection with his appointment as the Company’s Executive Vice President and Chief Commercial Officer, Mr. Floyd’s base salary was increased to $550,000 and his target annual bonus opportunity for fiscal year 2026 was increased to 70% of his base salary. Mr. Floyd also received an equity award grant with an aggregate value of $125,000, structured consistently with our long-term incentive award program, to maintain his target long-term incentive award opportunity for fiscal year 2026. Mr. Floyd will be eligible to receive the perquisites associated with his new position.
There are no family relationships between Mr. Floyd and any Company director or executive officer, and no arrangements or understandings between Mr. Floyd and any other person pursuant to which he was selected as an officer. Since October 1, 2024, there have been no transactions, and there are no currently proposed transactions, to which the Company was or is a participant and in which Mr. Floyd had or is to have a direct or indirect material interest that would require disclosure pursuant to Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Mueller Water Products, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 23, 2026	MUELLER WATER PRODUCTS, INC.

	By:	/s/ Chason A. Carroll
Chason A. Carroll
Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary